The Korea Fund, Inc.

THE KOREA FUND, INC.

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

THE KOREA FUND, INC.

1345 Avenue of the Americas, New York, New York 10105

Dear Stockholder:

Recently we sent you proxy material regarding the Annual Meeting of Stockholders of your Fund scheduled to take place on October 24, 2007. Our records indicate that we have not received your vote on the matters set forth on the accompanying proxy card. In an effort to avoid any further expenses, we urge you to submit your vote.

EVERY VOTE COUNTS!

Your vote is important no matter how many shares you own. In order for your vote to be counted, we must receive your instructions prior to the meeting date. Your Board of Directors recommends you vote FOR all proposals.

	For your convenience, please utilize one of the following easy methods listed to register your vote:

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, please call the toll-free number 1-800-622-1649 extension 620.	1.	Vote by Phone. You may simply call the toll-free number listed on your card and follow the automated instructions.

	2.	Vote Through the Internet. Log on to www.proxyvote.com and follow the instructions on the website.

	3.	Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.

Thank you for your assistance.

OBO

The Korea Fund, Inc.

THE KOREA FUND, INC.

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

THE KOREA FUND, INC.

1345 Avenue of the Americas, New York, New York 10105

Dear Stockholder:

Recently we sent you proxy material regarding the Annual Meeting of Stockholders of your Fund scheduled to take place on October 24, 2007. Our records indicate that we have not received your vote on the matters set forth on the accompanying proxy card. In an effort to avoid any further expenses, we urge you to submit your vote.

EVERY VOTE COUNTS!

Your vote is important no matter how many shares you own. In order for your vote to be counted, we must receive your instructions prior to the meeting date. Your Board of Directors recommends you vote FOR all proposals.

	For your convenience, please utilize one of the following easy methods listed to register your vote:

Another copy of your ballot(s) has been enclosed with this letter for your convenience. Should you have any questions regarding this information, please call the toll-free number 1-800-622-1649.	1.	Vote by Phone. You may simply call the toll-free number listed on your card and follow the automated instructions.

	2.	Vote Through the Internet. Log on to www.proxyvote.com and follow the instructions on the website.

	3.	Vote by Mail. You may cast your vote by signing and dating the enclosed proxy card. Please insert it in the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY. If we still have not received your proxy as the date of the Meeting moves closer, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding You to exercise you’re voting rights.

Thank you for your assistance.

NOBO